UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 3, 2025

La Rosa Holdings Corp.
(Exact name of registrant as specified in its charter)

Nevada	001-41588	87-1641189
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1420 Celebration Blvd., 2nd Floor Celebration, Florida	34747
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (321) 250-1799

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	LRHC	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Securities Purchase Agreement

On February 4, 2025 (the “Closing Date”), La Rosa Holdings Corp., a Nevada corporation (the “Company”) and an institutional investor (the “Investor”) entered into a Securities Purchase Agreement (the “SPA”), pursuant to which the Company issued to the Investor: (i) a Senior Secured Convertible Note in the original principal amount of $5,500,000 which matures on the two-year anniversary of the Closing Date (the “Initial Note”); and (ii) sixteen (16) warrants (“Incremental Warrants”), each to purchase additional Notes in an original principal amount up to $2,500,000 at an exercise price of $2,256,250, in substantially the same form as the Initial Note (“Incremental Notes” and together with the Initial Note, the “Notes”). The purchase price paid by the Investor under the SPA for the Initial Note and Incremental Warrants is $4,963,750.

The description of the SPA, Notes and Incremental Warrants does not purport to be complete and is qualified in its entirety by reference to the documents filed as Exhibits 10.1, 4.1, and 4.2, respectively, hereto and are hereby incorporated by reference.

The $4,963,750 in gross proceeds from the offering have been or may be used by the Company to pay-off certain indebtedness of the Company, pay certain outstanding fees and expenses (including expenses of the offering, and fees payable to the placement agent and advisors), acquisitions and general corporate purposes.

Pursuant to the terms of the SPA, the Company is required to hold a special meeting of stockholders no later than sixty (60) days of the Closing Date to either (x) if the Company shall have obtained the prior written consent of the requisite shareholders (the “Stockholder Consent”) to obtain the Stockholder Approval (as defined below), inform the shareholders of the Company of the receipt of the Stockholder Consent by preparing and filing with the Securities and Exchange Commission, as promptly as practicable after the date hereof, but prior to the sixtieth (60th) calendar day after the Closing Date (or, if such filing is delayed by a court or regulatory agency, in no event later than ninety (90) calendar days after the Closing), an information statement with respect thereto or (y) provide each shareholder entitled to vote at a special meeting of shareholders of the Company (which may also be at the annual meeting of shareholders) (the “Stockholder Meeting”), which shall be promptly called and held not later than the sixtieth (60th) calendar day after the Closing Date (the “Stockholder Meeting Deadline”), a proxy statement, in each case, in a form reasonably acceptable to the Investor and (subject to limitation) its counsel, at the expense of the Company. The proxy statement, if any, shall solicit each of the Company’s stockholder’s affirmative vote at the Stockholder Meeting for approval of resolutions (“Stockholder Resolutions”) providing for (i) the issuance of all of the Closing Date Note, the Incremental Warrants, the Incremental Notes, and the Conversion Shares and Incremental Conversion Shares (as defined below) in excess of 19.99% of the Company’s issued and outstanding common stock, par value $0.001 per share (the “Common Stock”) at a price less than the minimum price required by the Company’s Principal Market (as defined in the SPA), in compliance with the rules and regulations of the Principal Market (without regard to any limitation on conversion or exercise thereof); (ii) authorization to complete a reverse split of the Company’s Common Stock; and (iii) authorization to increase the authorized Common Stock of the Company to ensure that the number of authorized shares is sufficient to meet the Required Reserve Amount (as defined in the SPA) (such affirmative approval being referred to herein as the “Stockholder Approval”, and the date such Stockholder Approval is obtained, the “Stockholder Approval Date”), and, in the case of a Stockholder Meeting, the Company shall use its reasonable best efforts to solicit its shareholders’ approval of such resolutions and to cause the Board of Directors of the Company to recommend to the shareholders that they approve such resolutions. The Company shall be obligated to seek to obtain the Stockholder Approval by the Stockholder Meeting Deadline. If, despite the Company’s reasonable best efforts the Stockholder Approval is not obtained on or prior to the Stockholder Meeting Deadline, the Company shall cause an additional Stockholder Meeting to be held on or prior to the sixtieth (60th) calendar day following the failure to obtain Stockholder Approval. Until Stockholder Approval is obtained, the Company shall not issue shares in excess of 19.99% of the Company’s outstanding Common Stock at a per share price less than the minimum price required by the Principal Market.

Senior Secured Convertible Notes

Interest on the Note commences accruing on the issuance date thereof at an annual rate of 12% per annum computed on the basis of a 360-day year and the actual number of days elapsed in each month and is payable in arrears for on the first trading day of each fiscal quarter with the first such date being April 1, 2025. Interest may be paid in certain limited conditions in shares of the Company’s Common Stock and shall otherwise be payable in cash.

Conversion Rights.

Subject to the Maximum Percentage (as defined below), holders of outstanding Notes are entitled to convert any portion of the outstanding and unpaid Conversion Amount (as hereinafter defined) thereof into shares of Common Stock at the Conversion Rate (as hereinafter defined). For such purpose: (i) “Conversion Amount” means 100% of the sum of the portion of the principal of the Note to be converted, the accrued and unpaid interest thereon, certain specific accrued and unpaid Late Charges (as defined in the Notes), and any other unpaid amounts pursuant to the Transaction Documents (as defined in the Notes); (ii) “Conversion Rate” means the amount determined by dividing (x) such Conversion Amount by (y) the Conversion Price; and (iii) “Conversion Price”, as of any date of determination and subject to adjustment as provided therein (if any): (A) with respect to the Initial Note, 115% of the Closing Sale Price (as defined) of the Common Stock on the trading day prior to the Closing Date; and (B) with respect to any Incremental Note, the lower of (x) 115% of Closing Sale Price on the trading Day prior to the relevant funding date of such Incremental Note and (y) the lowest Conversion Price in effect of any then outstanding Note or Incremental Note.

Subject to the Maximum Percentage (as defined below), holders of the Notes may alternatively convert (each, an “Alternate Conversion”) all or any part of the Conversion Amount thereof into shares of Common Stock at a conversion rate equal to the quotient of (x) 120% of the Conversion Amount divided by (y) the Alternate Conversion Price. For such purpose: (i) “Alternate Conversion Price” means that price which is the lower of (A) 95% of the lowest VWAP (as defined in the Notes) of the Common Stock during the seven (7) consecutive trading day period ending and including the trading Day immediately preceding the delivery or deemed delivery of the applicable conversion notice, and (B) the Floor Price; and (ii) “Floor Price” means 20% of the Minimum Price (as defined in Nasdaq Rule 5653(d), as amended). All such determinations to be appropriately adjusted for any stock dividend, stock split, stock combination, reclassification or similar transaction that proportionately decreases or increases the Common Stock during such seven trading day period.

Subject to certain exceptions outlined in the Notes, including, but not limited to, equity issuances in connection with its equity incentive plan and certain strategic acquisitions, if the Company sells, enters into an agreement to sell, or grants any option to purchase, or sells, enters into an agreement to sell, or otherwise disposes of or issues (or announces any offer, sale, grant or any option to purchase or other disposition) any shares of Common Stock or any other securities that are at any time convertible into, or exercisable or exchangeable for, or otherwise entitle the holder thereof to receive, Common Stock, at an effective price per share less than the Conversion Price of the Notes then in effect, the Conversion Price will be reduced to equal the effective price per share in such dilutive issuance. The Conversion Price is also subject to a downward adjustment if an Event of Default occurs. The Conversion Price is subject to the Floor Price.

A Holder shall not have the right to convert any portion of the Note to the extent that, after giving effect to such conversion, the Holder (together with its affiliates) would beneficially own in excess of 4.99% of the shares of the Company’s Common Stock outstanding immediately after giving effect to such conversion (the “Maximum Percentage”). Such Maximum Percentage may be raised or lowered to any other percentage not in excess of 4.99%, at the option of the holder upon 61 days’ prior written notice to the Company.

Redemption Rights.

The holders of outstanding Notes have the right to require, or the Company shall automatically be required, to redeem outstanding Notes in the event of certain specified Events of Default, a Change of Control, Asset Sale, and any Subsequent Placement (each as defined in the Notes). In addition, the Company may redeem in cash all or any portion of the outstanding Notes. Such redemptions are generally required to be made at a redemption prices of 120% in respect of such principal amount, plus all accrued and unpaid interest, if any, on such principal amount being redeemed.

Incremental Warrants

Each Incremental Warrant is exercisable, at the option of the holder thereof, into Incremental Notes in an original principal amount up to $2,500,000, or up to $40,000,000 in the aggregate, for a period of seven years and six months from the Closing Date. The exercise of eight (8) of the sixteen (16) Incremental Warrants issued to the Investor requires the prior written consent of the Company and Investor.

Registration Rights Agreement

The Company also entered into a registration rights agreement with the Investor with respect to the resale of the shares of Common Stock issuable upon conversion of the Initial Note (the “Conversion Shares”) and Incremental Notes (the “Incremental Conversion Shares (the “Registration Rights Agreement”). The Registration Rights Agreement requires that the Conversion Shares and Incremental Conversion Shares be registered by the Company under the Securities Act of 1933, as amended, by the earlier of the (i) 90th calendar day after the Closing Date (or, if such Registration Statement is subject to a full review by the Securities and Exchange Commission), 120th calendar day).

The foregoing description of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Registration Rights Agreement, a copy of which is filed as Exhibit 10.4 to this Form 8-K and is incorporated herein by reference.

Security Agreement

On the Closing Date, the Company and each of its subsidiaries (each, a “Grantor”), and the Investor, for itself and as the collateral agent (the “Collateral Agent”) for the benefit of the holders of Obligations (as defined in the Security Agreement), entered into a Security and Pledge Agreement (the “Security Agreement”) with respect to the Notes.

Pursuant to the Security Agreement, each Grantor granted to the Collateral Agent, for the benefit of the Secured Parties (as defined in the Security Agreement), a security interest in such Grantor’s right, title and interest in and to each type of property described in the Security Agreement, or in which or to which such Grantor has any rights, whether now owned or hereafter acquired by such Grantor, wherever located, and whether now or hereafter existing or arising (collectively, the “Collateral”). The Collateral secures the payment and performance by the Company and each other Grantor of their respective Obligations.

The foregoing description of the Security Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Security Agreement, a copy of which is filed as Exhibit 10.2 to this Form 8-K and is incorporated herein by reference.

Subsidiary Guaranty

On the Closing Date, each Grantor executed a guarantee agreement (the “Subsidiary Guaranty”) whereby each such Grantor guaranteed to the Investor the prompt and full payment and performance of the Obligations of the Company under the Security Agreement and other Transaction Documents.

The foregoing description of the Subsidiary Guaranty does not purport to be complete and is qualified in its entirety by reference to the full text of the Subsidiary Guaranty, a copy of which is filed as Exhibit 10.6 to this Form 8-K and is incorporated herein by reference.

Voting Agreement

Pursuant to the SPA, the Chief Executive Officer of the Company executed a voting agreement with the Company (the “Voting Agreement”) pursuant to which they have agreed to vote for the Stockholder Resolutions.

The foregoing description of the Voting Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Voting Agreement, a copy of which is filed as Exhibit 10.5 to this Form 8-K and is incorporated herein by reference.

Lock-Up Agreements

On the Closing Date, the Chief Executive Officer of the Company and a certain institutional investor in the Common Stock each entered into lock-up agreements (each, a “Lock-Up Agreement”), pursuant to which each signatory agreed, subject to certain customary exceptions, not to sell, offer to sell, contract or agree to sell, pledge or otherwise dispose of, directly or indirectly, shares of the Company’s common stock held by them for a specified period after the Closing Date.

The foregoing description of the Lock-Up Agreements does not purport to be complete and is qualified in its entirety by reference to the full text of the Lock-Up Agreements, copies of which are filed as Exhibit 10.7 and Exhibit 10.8 to this Form 8-K and are incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information outlined in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

The disclosure under Item 1.01 of this Current Report on Form 8-K is incorporated herein reference.

The Company issued the Initial Note and Incremental Warrants to the Investor pursuant to the exemption from the registration requirements of the Securities Act available to the Company under Section 4(a)(2) and/or Rule 506(b) promulgated thereunder due to the fact that the issuance did not involve a public offering of securities.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 3, 2025, on the approval of the Compensation Committee of the Board of Directors (the “Compensation Committee”) of the Company entered into Amendment No. 4 (the “Amendment”) to that certain Amended and Restated Employment Agreement, dated April 29, 2022, as amended (the “Employment Agreement”), between the Company and Joseph La Rosa, the Company’s Chief Executive Officer (the “Executive”).

The Amendment amends Sections 4.3(a) and 4.3(b) of the Employment Agreement providing a right to issue annual equity awards and milestone equity awards not only in the form of stock options but also in the form of restricted stock units (except for the awards described in Section 4.3(b)(vii).

The Amendment also amends Section 4.3(b) to include subsection (vii), according to which for every $1,000,000 raised by the Company through financing, the Executive shall be granted an equity award equal to 2% of the outstanding shares of common stock of the Company. Such awards shall be issued under the equity incentive plan of the Company and upon consummation of such financing. Upon the request of the Executive such award may be issued in the form of restricted stock units or stock options.

The foregoing summary does not purport to be complete and is qualified in its entirety by the Amendment, copy of which is attached hereto as Exhibit 10.9 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
4.1*	Form of Senior Secured Convertible Note.
4.2*	Form of Incremental Warrant.
10.1*^	Form of Securities Purchase Agreement.
10.2*^	Form of Security and Pledge Agreement.
10.3*	Form of Intellectual Property Security Agreement.
10.4*	Form of Registration Rights Agreement.
10.5*	Form of Voting Agreement.
10.6*	Form of Guaranty.
10.7*	Form of Lock-Up Agreement of a certain investor
10.8*	Form of Lock-Up Agreement of the Chief Executive Officer of the Company
10.9	Amendment No. 4, dated February 3, 2025, to the Amended and Restated Employment Agreement dated April 29, 2022, as amended.
104	Cover Page Interactive Data File (embedded with the Inline XBRL document).

*	Certain personal information in this Exhibit has been omitted in accordance with Regulation S-K Item 601(a)(6).

^	Schedules and similar attachments have been omitted pursuant to Regulation S-K Item 601(a)(5). The Company agrees to furnish a supplemental copy of any omitted schedule or attachment to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 5, 2025	LA ROSA HOLDINGS CORP.

	By:	/s/ Joseph La Rosa
	Name:	Joseph La Rosa
	Title:	Chief Executive Officer